UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under §240.14a-12

Connecticut Water Service, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This filing relates to the proposed transaction between SJW Group (“SJW Group”) and Connecticut Water Service, Inc. (“Connecticut Water”) pursuant to the Second Amended and Restated Agreement and Plan of Merger, dated as of August 5, 2018, among SJW Group, Hydro Sub, Inc. and Connecticut Water.

The following communication was distributed on August 21, 2018 and Connecticut Water may use it again in the future.

Connecticut Water
AVON · HERITAGE VILLAGE



CONNECTICUT WATER SERVICE, INC. SUMMARY

Connecticut Water, and its operating utilities, provide high quality water and excellent customer service to 104,000 customers or more than 360,000 people across the state in 59 towns.

Connecticut Water has operated for 60 years and recently acquired Avon Water Company and Heritage Village Water Company which provides both water and wastewater services to customers.

The three separate companies in the state, are regulated by the Public Utilities Regulatory Authority (PURA) for rates and quality of service of each company.

Company	Number of Service Communities	Number of Customers Served	Number of Employees
Connecticut Water Company	59	94,000	202
Avon Water Company	3	4,800	7
Heritage Village Water Company	3	5,000	9

OUR SERVICE AREA TRULY SETS US APART

WE PROVIDE SERVICE TO ALL OR PART OF THESE 59 TOWNS ACROSS THE STATE

- Ashford
- Avon
- Beacon Falls
- Bethany
- Bolton
- Brooklyn
- Burlington
- Canton
- Chester
- Clinton
- Colchester
- Columbia
- Coventry
- Deep River
- Durham
- East Granby
- East Haddam
- East Hampton
- East Windsor
- Ellington
- Enfield
- Essex
- Farmington
- Griswold
- Guilford
- Hebron
- Killingly
- Killingworth
- Lebanon
- Madison
- Manchester
- Mansfield
- Marlborough
- Middlebury
- Naugatuck
- Old Lyme
- Old Saybrook
- Oxford
- Plainfield
- Plymouth
- Portland
- Prospect
- Somers
- Simsbury
- South Windsor
- Southbury
- Stafford
- Stonington
- Suffield
- Thomaston
- Thompson
- Tolland
- Vernon
- Voluntown
- Waterbury
- Westbrook
- Willington
- Windsor Locks
- Woodstock

OUR COMPANY

Water is essential to sustain life, our economy and our communities. Our families require clean, safe drinking water for their health. Our communities need it for public safety, fire protection, recreation and economic development.

We know how important it is to provide our customers with high-quality drinking water and reliable service, and we have a strong team of employees ready to serve our customers and communities.

Employees:

Employ over 200 professionals who ensure that we provide high quality water and responsive service to customers every day.

Customers:

93,769 residential customers, 7,150 commercial and industrial accounts, and state and municipal facilities in 59 towns (fire safety, schools and public buildings)

Our Water System:

Combined supply capability of more than 60 million gallons per day available to serve our customers and communities.

- 18 different surface water sources (rivers, lakes and reservoirs),
- more than 200 wells (groundwater supplies), and
- 22 water treatment facilities, including 5 major surface water treatment facilities.

Surveys of public officials at the state and local level by an systems so we can meet the water supply needs of our current independent research firm on behalf of Connecticut Water customers and honor our responsibility to future generations. reflect high levels of satisfaction with the company, in several areas including communication, relationship with local 9 $45.6 Million of investments in the Connecticut Water management team, community outreach, coordination of Company systems in 2018 capital budget. construction projects and water conservation efforts. 9 $2.9 Million budgeted for system improvements in 2018 in the recently acquired systems of Avon Water and Heritage Village. decade 9 $332 Million invested in the past in the water systems of Connecticut Water Company alone. 9 Over 118 miles of pipe and aging infrastructure replaced in Connecticut Water system since 2007 when the Water Infrastructure and Conservation Adjustment tool became available. 9 $34 Million Drinking Water Treatment Facility in Rockville, CT that will provide water service for current and future customers in northern Connecticut completed in 2017. CUSTOMER SATISFACTION ENVIRONMENTAL STEWARDSHIP • Customer satisfaction surveys conducted by an independent We have a strong record of environmental stewardship, research firm on behalf of Connecticut Water show our as captured in our 2016 Corporate Responsibility Report. customer satisfaction at World Class Levels – consistently in We are proud of activities across the entire breadth of the excess of 90%. organization, in the areas of sustainability, environmental stewardship, water conservation, energy management and social awareness. • Environmental Policy • Source Water Protection • Recreation & Open Space • Forest Management • Water Conservation • Leveraging Technology • Energy Management • Transportation Management • Charitable Giving and Community Involvement • Partnering for Sustainability Connecticut Water has received awards and recognition for their industry leadership in areas across the organization that benefit our customers, employees and the environment. • Connecticut Department of Environmental Protection • CT Construction Industry Association Safety Award for Green Circle Award for increasing public access workplace safety programs. (14 years) at some of our properties and for implementing • EPA Partnership for Safe Water Directors Award for two of technological/process changes that improved water our water treatment facilities. (17 Years) quality. (3 time recipient) • Rockfall Foundation 2016 Environmental Award. • NAWC Management Innovation Award and Stevie Award for Customer Service Innovation for Customer • Middlesex County Substance Abuse Action Council - Protection Program. Harry E. Burr Award 2016 - Prevention Awareness.

Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology.

The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but not limited to, the following factors: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approval from the shareholders of Connecticut Water for the transaction is not obtained; (2) the risk that the regulatory approvals required for the transaction are not obtained, on the terms expected or on the anticipated schedule; (3) the effect of water, utility, environmental and other governmental policies and regulations; (4) litigation relating to the transaction; (5) the ability of the parties to the transaction to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; (6) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreement between the parties to the proposed transaction; (7) changes in demand for water and other products and services of Connecticut Water; (8) unanticipated weather conditions; (9) catastrophic events such as fires, earthquakes, explosions, floods, ice storms, tornadoes, terrorist acts, physical attacks, cyber-attacks, or other similar occurrences that could adversely affect Connecticut Water’s facilities, operations, financial condition, results of operations, and reputation; (10) risks that the proposed transaction disrupts the current plans and operations of Connecticut Water; (11) potential difficulties in employee retention as a result of the proposed transaction; (12) unexpected costs, charges or expenses resulting from the transaction; (13) the effect of the announcement or pendency of the proposed transaction on Connecticut Water’s business relationships, operating results, and business generally, including, without limitation, competitive responses to the proposed transaction; (14) risks related to diverting management’s attention from ongoing business operations of Connecticut Water; (15) the trading price of Connecticut Water’s common stock; and (16) legislative and economic developments.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to Connecticut Water’s overall business and financial condition, including those more fully described in Connecticut Water’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including, without limitation, its annual report on Form 10-K for the fiscal year ended December 31, 2017 and its quarterly report on Form 10-Q for the period ended June 30, 2018. Forward-looking statements are not guarantees of performance, and speak only as of the date made, and neither Connecticut Water nor its management undertakes any obligation to update or revise any forward-looking statements except as required by law.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Connecticut Water by SJW Group. In connection with the proposed transaction, on August 20, 2018, Connecticut Water filed a preliminary proxy statement on Schedule 14A with the SEC. Connecticut Water and SJW Group intend to file other relevant materials with the SEC, including Connecticut Water’s definitive proxy statement on Schedule 14A. SHAREHOLDERS OF CONNECTICUT WATER ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING CONNECTICUT WATER’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and Connecticut Water’s shareholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from Connecticut Water.

Participants in Solicitation

SJW Group and its directors and executive officers, and Connecticut Water and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Connecticut Water’s common stock in respect of the proposed transaction. Information about the directors and executive officers of SJW Group is set forth in the proxy statement for SJW Group’s 2018 Annual Meeting of Stockholders, which was filed with the SEC on March 6, 2018. Information about the directors and executive officers of Connecticut Water is set forth in the proxy statement for Connecticut Water’s 2018 Annual Meeting of Shareholders, which was filed with the SEC on April 6, 2018. Investors may obtain additional information regarding the interest of such participants by reading the preliminary proxy statement regarding the proposed transaction, which was filed on August 20, 2018, and the definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.